John Hancock Regional Bank Fund Supplement dated 6-25-09 to the current Statement of Additional Information

Under the heading “THOSE RESPONSIBLE FOR MANAGEMENT”, after the tables showing the 5% beneficial owners of Fund shares, the following paragraph is added:

Pursuant to an SEC exemptive order (“Fidelity Exemptive Order”) obtained by certain investment companies affiliated with Fidelity Investments ("Fidelity affiliated funds"), the Trust has entered into a participation agreement that permits such Fidelity affiliated funds to invest in Regional Bank Fund to a greater extent than normally allowed under the 1940 Act. This arrangement is subject to a number of conditions set forth in the Fidelity Exemptive Order, including a condition that the aggregate investment at the time of investment in the Regional Bank Fund by Fidelity affiliated funds must be 25% or less of Regional Bank Fund's outstanding shares.